Credit Suisse 16th Annual Chemical Conference
September 25, 2007
James J. O'Brien
Chairman and Chief Executive Officer
Eric N. Boni
Director of Investor Relations

Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, with respect to
Ashland’s operating performance. These estimates are based upon a number of assumptions, including those mentioned within this presentation. Such estimates are also based upon internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, weather, operating efficiencies and economic conditions, such as prices, supply and demand, cost of raw materials, and legal proceedings and claims (including environmental and asbestos matters).
Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. This forward-looking information may prove to be inaccurate and actual results may differ significantly from those anticipated if one or more of the underlying assumptions or expectations proves to be inaccurate or is unrealized or if other unexpected conditions or events occur.
Other factors and risks affecting Ashland are contained in Ashland’s Form 10-K for the fiscal year ended Sept. 30, 2006. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation.

Ashland
Distribution
1920s
2005
2006
Today
Regional Oil Refiner and Marketer
Ashland
Water Technologies
Ashland
Performance Materials
MAP
1998
Dual Core Company
· Road Construction/Materials

· Diversified Chemicals
Global Diversified
Chemical Company
The Transformation of Ashland

Ashland
Distribution

Ashland
Performance
Materials

Ashland
Water
Technologies

Valvoline
*   For the nine months ended June 30, 2007.
**  After-tax operating income adjusted for voluntary-severance-offer charge.  Ratio excludes cash and available-for-sale securities.
Ashland Today
•

Y-T-D Fiscal 2007 Financial Results*
−

Sales & Operating Revenue = $5.7 billion
−

Operating Income = $190 million
−

Return on Investment** = 10.1%

Ashland
Distribution
 52%
Performance
Materials
18%
Valvoline
20%
Sales & Operating Revenue
Water
Technologies
Operating Income
Ashland
Distribution
 22%
Performance
Materials
38%
Valvoline
32%
Water
Technologies

   10%

   8%
* For the nine months ended June 30, 2007. Operating income excludes Unallocated and Other expenses of $23 million.
Fiscal 2007 Y-T-D*
Revenue and Operating Income

Europe
20%
North
America
73%
27% of total revenue generated outside North America
*   For the nine months ended June 30, 2007.
Asia/Pacific
3%
Other
4%
Fiscal 2007 Y-T-D*
Revenue by Geography

Manufactures and sells polyester resins, vinyl ester resins
and gelcoats, metal-casting chemicals, and adhesives,
primarily to the transportation and construction industries
Ashland Water
Technologies
Valvoline
Ashland
Distribution
 Ashland
Performance
Materials
Distributes chemicals, plastics, fiber reinforcements and resins and environmental services in North America and plastics in
Europe to industrial markets
Supplies specialty chemicals and technical services related
to treatment of industrial, institutional and municipal water and wastewater streams; provides value-added products and services to the ocean-going global marine market
Markets premium-branded automotive and commercial
lubricants, chemicals, appearance products and automotive
services to retailers and consumers
Ashland Today

Y-T-D Fiscal 2007*
  Sales & Operating Revenue = $1.1 billion
  Operating Income = $81 million
Strategy
•

Premium business focus
•

Organic growth
•

Growth through expanding new technology into
  existing markets
•

Growth through increasing global reach
  of existing technology
Business Description
•

Composite Polymers - Global manufacturer
   of unsaturated polyester resins, vinyl ester resins
   and gelcoats for use in composites
•

Casting Solutions - The world’s leading provider of
   foundry binder resins, chemicals, sleeves, filters
   and design solutions
•

Specialty Polymers and Adhesives - A producer of
   high-performance, pressure-sensitive and structural
   adhesives and specialty resins
Y-T-D Fiscal 2007* Revenue by Region
Fiscal 2006 Revenue by Market (percent)
Residential Housing
Transportation
Industrial Construction
Marine
Packaging & Converting
Infrastructure
Other
North
America
55%
Europe
32%
Other
7%
* For the nine months ended June 30, 2007.
Asia / Pacific
6%
Performance Materials

Major Markets
Products / Technology
•

Transportation:  auto / truck body-
   panel bonding
•

Building & Construction:
   engineered wood
•

Packaging & Converting
•

Acrylic pressure-sensitive adhesives
•

Structural urethane adhesives
•

Phenolic resins
Specialty
Polymers &
Adhesives
•

Transportation: auto / truck body panels,
   farm equipment, mass transit, seating &
   structural parts
•

Building & Construction: tub, shower, solid
   surfaces, corrosion- / fire- retardant
   materials & windmill blades
•

Recreational Marine
•

Unsaturated polyester resins
•

Vinyl ester resins
•

Gelcoats
•

Low-profile additives
Composite
Polymers
•

Transportation:  engine blocks &
   brake rotors
•

Construction: pipes, valves & fittings
•

Machine Tools
•

Heavy Equipment
•

Cold box / no-bake binder systems
•

Refractory coatings
•

Sleeves / filters
•

Additives
•

Tooling & casting design software
Casting
Solutions
Performance Materials
Market Overview

2007
Sales & Operating Revenue
Operating Income
2006
Change
(in millions, except percentages)
•

North American softness continued
    to affect volume and margins
–

Primarily residential housing, transportation and marine
•

International growth helping
    to offset North American weakness
Pounds/Day
Gross Profit as a % of Sales
Nine Months Ended June 30,
Fiscal 2007 Y-T-D
Performance Materials

4.9	5.0	(2.0)%
$ 1,142	$ 1,068	6.9%
$ 81	$ 94	(13.8)%
21.2%	23.2%

Distribution
Business Description
•

Leading North American distributor of
   packaged and bulk chemicals, plastics
   and composite materials; provider of
   com-prehensive waste-management
   solutions
•

Major plastics distributor in Europe
•

Approximately 85 percent to 90 percent
   of revenue generated in North America
Environmental
Services/
Other - 2%
Composites
Plastics
43%
Chemicals
44%
11%
Y-T-D 2007* Revenue
by Product Line
Y-T-D Fiscal 2007*
  Sales & Operating Revenue = $3.0 billion
  Operating Income = $46 million
Strategy
•

Responsible growth in targeted markets,
   products and geographies
•

Customer focus (The Perfect Order)
•

Operational excellence through systems and
   process improvements
Fiscal 2006 Revenue by Market (percent)
Paint & Coatings
Building &  Construction
Chemical Mfg
Medical
Personal Care
Transportation
Retail Consumer
Marine
Other
* For the nine months ended June 30, 2007.

Products / Services
•

More than 7,000 industrial, specialty
   and personal-care chemicals, including solvents,
   plasticizers, surfactants and polymer additives
•

Technical services, including analysis
   and formulation assistance
Chemicals
•

Injection Molding
•

Automotive Molding
•

Blow Molding
•

Commodity, engineering and general
   purpose grades of thermoplastic resins
•

Additives for plastics processing
Plastics
•

Extrusion
•

Rotational Molding
•

Transportation
•

Construction
•

Marine
•

Corrosion
•

Polyester & vinyl ester resins
•

Reinforcements
•

Epoxy resins
•

Gelcoats, catalysts, fillers & cores
•

Adhesives & solvents
Composites
•

Transportation
•

Metalworking
•

Chemical Manufacturing
•

Electronics
•

Personal Care / Pharmaceuticals
•

Chemical waste management
•

RCRA and DOT training
•

Recycling, reduction, reclamation and
   treatment
•

Total waste management services
Environ-
mental
Services
•

Paint & Coatings
•

Chemical Manufacturing
•

Polymer Additives
•

Personal Care
•

Adhesives
Major Markets / Applications
Distribution
Market Overview

2007
Sales & Operating Revenue
Operating Income
2006
Change
19.6	20.5	(4.4)%
$ 2,982	$ 3,046	(2.1)%
$ 46	$ 95	(51.6)%
8.2%	9.7%
Pounds/Day
(in millions, except percentages)
•

Softness in North American manufacturing
    and housing
Gross Profit as a % of Sales
Nine Months Ended June 30,
Fiscal 2007 Y-T-D
Distribution

Distribution
Operating Income Performance Factors
$ Millions
(8.1)
YTD* F2006
Terminated
Supply
Contract
Impact
Volume
YTD* F2007
(34.9)
Margin
(5.8)
94.6
*  For the nine months ended June 30, 2006 and 2007.

Y-T-D Fiscal 2007*
  Sales & Operating Revenue = $1.1 billion
  Operating Income = $68 million
Strategy
•

Premium business focus
•

Optimize business models
•

Growth through new technology development
•

Increase global reach
Business Description
•

Do-It-For-Me - Branded and non-branded
    lubricant and car care products
    for the automotive service industry
•

Valvoline Instant Oil Change® - Company-owned and
    franchised oil-change and related-service stores
•

Do-It-Yourself - Branded lubricants and appearance
    products for the retail market
•

International - Valvoline products sold outside
    North America
Do-It-Yourself
Do-It-For-Me
Valvoline
Instant Oil
Change
International
36%
29%
10%
23%
Chemicals
Appearance
Filters - 3%
Antifreeze
Lubricants
83%
5%
4%
5%
Y-T-D Fiscal 2007* Revenue by Channel
Y-T-D Fiscal 2007* Revenue by Product Line
Specialty/
Other - 2%
* For the nine months ended June 30, 2007.
Valvoline

Valvoline
Product & Service Overview
•

Valvoline Instant Oil
   Change® (VIOC)
•

Valvoline Express Care®
•

Eagle One®
•

Car Brite®
•

MaxLife®
•

Zerex ®
•

SynPower®
•

Pyroil®
•

Valvoline®
•

MaxLife®
•

Fuel additives
•

Power steering fluid
•

Antifreeze
•

Brake fluid
•

Parts cleaners
•

Oil additives
Brands
Products / Services
Lubricants
Automotive
Chemicals
Appearance
Quick Lube
•

Motor oil - gasoline & diesel engine
•

Automatic transmission fluid
•

Gear oil
•

Greases
•

Oil change
•

Transmission flush
•

Cooling system flush
•

Fuel system cleaners
•

Filter replacement
•

Wheel cleaners
•

Tire dressing / shine
•

Waxes & polishes
•

Car wash

2007
Sales & Operating Revenue
Operating Income (Loss)
2006
Change
123.8	127.8	(3.1)%
$ 1,141	$ 1,030	10.8%
$ 68	$ (6)	N.D.
24.8%	21.4%
Lubricant Gallons
(in millions, except percentages)
•

Gross margin improvement:  $66 million
•

Significant improvement from Valvoline Instant Oil
    Change® business
Gross Profit as a % of Sales
Nine Months Ended June 30,
Fiscal Y-T-D 2007
Valvoline

Y-T-D Fiscal 2007*
  Sales & Operating Revenue = $569 million
  Operating Income = $18 million
Strategy
•

Expand geographic reach
  to emerging markets
•

Focus on service and technology
  excellence
Business Description
•

A major supplier of specialty products and services
   for industrial and institutional
   water treatment
•

A leading provider of flocculants used in solids and
   water separation
•

A leading worldwide provider of shipboard services
   and supplies for the merchant marine
   and cruise ship industry
Industrial
40%
Marine
16%
E&PS
44%
Y-T-D Fiscal 2007*
Revenue
by Segment
Y-T-D Fiscal 2007*
Revenue by
Geography
Europe
44%
North
America
36%
Asia / Pacific
13%
* For the nine months ended June 30, 2007.
Other
7%
Water Technologies

Major Markets
Products / Services
•

Cruise Ships
•

Merchant Marine
•

Water & fuel management solutions
•

Cleaning, maintenance & repair
   solutions
•

Fire-fighting, safety & rescue products
   & services
Marine
•

Chemical Processing
•

Energy
•

Food & Beverage
•

Commercial & Institutional
•

Complete cooling, boiler & wastewater
   management solutions
•

Performance-based feed & control
   automation
•

Remote system surveillance
Industrial
•

Municipal
•

Pulp & Paper Processing
•

Mining
•

Polyacrylamide flocculants
•

Retention & drainage aids
•

Dispersants & antiscalants
•

Defoamers & antifoaming agents
•

Process water treatments
Environ-
mental
& Process
Solutions
Water Technologies
Market Overview

Water Technologies
Business Model Redesign
•

Disciplined and thorough redesign process
•

Unified business approach
−

Leverage our expertise across markets
−

Create scale and common processes
−

Likely exit from certain markets and geographies

2007
Sales & Operating Revenue
Operating Income
2006
Change
$ 569	$ 310	83.5%
$ 18	$ 9	100%
39.1%	47.0%
(in millions, except percentages)
•

Revenue and earnings improved
    in traditional water businesses
•

Revenue increase and gross profit percent reflect addition of
    Environmental and Process Solutions business
–

Y-T-D 2006 operating income included $7.6 million currency
    hedge gain on acquisition
Gross Profit as a % of Sales
Nine Months Ended June 30,
Fiscal Y-T-D 2007
Water Technologies

Fiscal Fourth Quarter 2007
Key Items Outlook
•

Anticipated key items
•

Tax rate update
•

Update to July earnings conference call

Three months ending September 30, 2007
Write-down of PathGuard assets	$(11)
Canadian postretirement medical expense	(11)
Favorable claims experience	8)
13-month foreign reporting impact	8)
Operating income impact	$(6)
(in millions)
*  Current estimates based upon expectations as of the date of this presentation.
Anticipated Key Items*

Segment
Performance Materials

    $ 14   - $ 16
Distribution

    $   4)    - $   6
Valvoline

    $ 17) -  $ 19
Water Technologies

    $ 10) -  $ 12
Unallocated & Other

    $ (2)  -  $ (4)
*  Excluding key items on Slide 23.  Current estimates based upon expectations as of the date of this presentation.
Estimated Operating Income
(in millions)
Fiscal Fourth Quarter 2007
Operating Income Outlook*

Primary goal:  All businesses performing at their highest potential
Ashland Opportunities
•

Global expansion
•

Create a unified, cross-business operating environment
−

GlobalOne - Enabling systems technology for growth
−

Supply chain integration
•

Improve performance of Performance Materials, Distribution
   and Water Technologies
•

Make acquisitions that fit strategically
   in spaces where we can win
−

Patience
−

Reasonable multiples

Questions?